SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 2, 2014

Date of Report (Date of earliest event reported)

Endurance Specialty Holdings Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	1-31599	98-0392908
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Waterloo House, 100 Pitts Bay Road

Pembroke HM 08, Bermuda

(Address of principal executive offices, including zip code)

(441) 278-0400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 14, 2014, Endurance Specialty Holdings Ltd. (the “Company”) issued a press release announcing that the Company had delivered to the board of directors of Aspen Insurance Holdings Limited (“Aspen”) a written proposal to acquire all of the outstanding common shares of Aspen for $3.2 billion, or $47.50 per Aspen share, with a combination of cash and Company common shares (the “Initial Proposal”). A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. A copy of the written proposal delivered to the Aspen board of directors on April 14, 2014 is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

In connection with the Initial Proposal, the Company presented information to shareholders of Aspen, the Company and other persons. A copy of the presentation is filed as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated by reference herein.

On April 14, 2014, the Company issued a press release commenting on Aspen’s rejection of the Initial Proposal. A copy of the press release is filed as Exhibit 99.4 to this Current Report on Form 8-K and is incorporated by reference herein.

On April 17, 2014, the Company issued a press release commenting on the adoption by Aspen of a poison pill “shareholder rights plan” in response to the Initial Proposal. A copy of the press release is filed as Exhibit 99.5 to this Current Report on Form 8-K and is incorporated by reference herein.

On April 21, 2014, the Company issued a press release reiterating the strategic logic and significant premium in the Initial Proposal. A copy of the press release is filed as Exhibit 99.6 to this Current Report on Form 8-K and is incorporated by reference herein.

On May 6, 2014, the Company held a conference call and webcast to discuss its financial results for the first quarter ended March 31, 2014. A copy of the transcript of this conference call is filed as Exhibit 99.7 to this Current Report on Form 8-K and is incorporated by reference herein.

On June 2, 2014, the Company issued a letter to Company employees (the “Company Employee Letter”) in connection with the Company’s announcement that it is increasing the consideration in its proposal to acquire Aspen to $49.50 per share in cash and Company common shares (based on the Company’s unaffected closing share price on April 11, 2014), and that it is launching several actions to expedite the transaction. A copy of the Company Employee Letter is filed as Exhibit 99.8 to this Current Report on Form 8-K and is incorporated by reference herein. On June 2, 2014, the Company also distributed to its employees certain questions and answers relating to its increased proposal (the “Company Employee FAQ”). A copy of the Company Employee FAQ is filed as Exhibit 99.9 to this Current Report on Form 8-K and is incorporated by reference herein.

Cautionary Note Regarding Forward-Looking Statements

Some of the statements in this Current Report on Form 8-K and the exhibits hereto may include forward-looking statements which reflect the Company’s current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to the Company in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. These statements may also include assumptions about the Company’s proposed acquisition of Aspen (including its benefits, results, effects and timing). Statements which include the words “should,” “would,” “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “will,” and similar statements of a future or forward-looking nature identify forward-looking statements in this Current Report on Form 8-K and the exhibits hereto for purposes of the U.S. federal securities laws or otherwise. The Company intends these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995.

All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ materially from those indicated in the forward-looking statements. These factors include, but are not limited to, the effects of competitors’ pricing policies, greater frequency or severity of claims and loss activity, changes in market conditions in the agriculture insurance industry, termination of or changes in the terms of the U.S. multiple peril crop insurance program, a decreased demand for property and casualty insurance or reinsurance, changes in the availability, cost or quality of reinsurance or retrocessional coverage, the Company’s inability to renew business previously underwritten or acquired, the Company’s inability to maintain its applicable financial strength ratings, the Company’s inability to effectively integrate acquired operations, uncertainties in its reserving process, changes to the Company’s tax status, changes in insurance regulations, reduced acceptance of the Company’s existing or new products and services, a loss of business from and credit risk related to the Company’s broker counterparties, assessments for high risk or otherwise uninsured individuals, possible terrorism or the outbreak of war, a loss of key personnel, political conditions, changes in accounting policies, the Company’s investment performance, the valuation of the Company’s invested assets, a breach of the Company’s investment guidelines, the unavailability of capital in the future, developments in the world’s financial and capital markets and the Company’s access to such markets, government intervention in the insurance and reinsurance industry, illiquidity in the credit markets, changes in general economic conditions and other factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2014. Additional risks and uncertainties related to the proposed transaction include, among others, uncertainty as to whether the Company will be able to enter into or consummate the transaction on the terms set forth in the proposal, the risk that the Company’s or Aspen’s shareholders do not approve the transaction, potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction, uncertainties as to the timing of the transaction, uncertainty as to the actual premium of the Company share component of the proposal that will be realized by Aspen shareholders in connection with the transaction, competitive responses to the transaction, the risk that regulatory or other approvals required for the transaction are not obtained or are obtained subject to conditions that are not anticipated, the risk that the conditions to the closing of the transaction are not satisfied, costs and difficulties related to the integration of Aspen’s businesses and operations with the Company’s businesses and operations, the inability to obtain, or delays in obtaining, cost savings and synergies from the transaction, unexpected costs, charges or expenses resulting from the transaction, litigation relating to the transaction, the inability to retain key personnel, and any changes in general economic and/or industry specific conditions.

Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation publicly to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in the Company’s most recent reports on Form 10-K and Form 10-Q and the risk factors included in Aspen’s most recent reports on Form 10-K and Form 10-Q and other documents of the Company and Aspen on file with the U.S. Securities and Exchange Commission (the “SEC”). Any forward-looking statements made in this Current Report on Form 8-K and the exhibits hereto are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, the Company or the Company’s business or operations.

Additional Information about the Proposed Transaction and Where to Find It

This Current Report on Form 8-K and the exhibits hereto relate to the offer to be commenced by the Company to exchange each issued and outstanding common share of Aspen (together with associated preferred share purchase rights) for $49.50 in cash, 0.9197 Company common shares, or a combination of cash and Company common shares, subject to a customary proration mechanism. This Current Report on Form 8-K and the exhibits hereto are for informational purposes only and do not constitute an offer to exchange, or a solicitation of an offer to exchange, Aspen common shares, nor are they a substitute for the Tender Offer Statement on Schedule TO or the preliminary Prospectus/Offer to Exchange to be included in the Registration Statement on Form S-4 (including the Letter of Transmittal and Election and related documents and as amended from time to time, the “Exchange Offer Documents”) that Endurance intends to file with the SEC. The Company exchange offer will be made only through the Exchange Offer Documents.

This Current Report on Form 8-K and the exhibits hereto are not a substitute for any other relevant documents that the Company may file with the SEC or any other documents which the Company may send to its or Aspen’s shareholders in connection with the proposed transaction. Today, the Company will file with the SEC a preliminary solicitation statement with respect to the solicitation of (i) written requisitions that the board of directors of Aspen convene a special general meeting of Aspen’s shareholders to vote on an increase in the size of Aspen’s board of directors from 12 to 19 directors and (ii) Aspen shareholder support for the proposal of a scheme of arrangement by the Company which will entail the holding of a court-ordered meeting of Aspen shareholders at which Aspen’s shareholders would vote on a scheme of arrangement under Bermuda law pursuant to which the Company would acquire all of Aspen’s outstanding common shares on financial terms no less favorable than those contained in the Company’s acquisition proposal announced on June 2, 2014 (the “Solicitation Statement”).

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE EXCHANGE OFFER DOCUMENTS AND THE SOLICITATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY HAS FILED OR MAY FILE WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. All such documents, when filed, are available free of charge at the SEC’s website (www.sec.gov) or by directing a request to the Company at Investor Relations, +1 441 278 0988 (phone), investorrelations@endurance.bm (email).

Participants in the Solicitation

The Company and its directors and certain of its executive officers and employees may be deemed to be participants in any solicitation of shareholders in connection with the proposed transaction. Information about the Company’s directors, executive officers and employees who may be deemed to be participants in the solicitation, including a description of their direct and indirect interests, by security holdings or otherwise, is set forth in the Solicitation Statement and the Company’s proxy statement, dated April 9, 2014, for its 2014 annual general meeting of shareholders.

Item 9.01. Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1*	Press Release, dated April 14, 2014 (incorporated herein by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K, filed on April 14, 2014)

99.2*	Letter to the Aspen Board of Directors, dated April 14, 2014 (included in the press release filed as Exhibit 99.1 hereto)

99.3*	Investor Presentation, dated April 14, 2014 (incorporated herein by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed on April 14, 2014)

99.4*	Press Release, dated April 14, 2014 (incorporated herein by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed on April 14, 2014)

99.5*	Press Release, dated April 17, 2014 (incorporated herein by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed on April 17, 2014)

99.6*	Press Release, dated April 21, 2014 (incorporated herein by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed on April 21, 2014)

99.7*	Transcript of the Company conference call held on May 6, 2014 relating to its financial results for the first quarter ended March 31, 2014

99.8	Company Employee Letter, dated June 2, 2014

99.9	Company Employee FAQ, dated June 2, 2014

*	These earlier dated materials are being filed by the Company in order to comply with Rule 425 under the Securities Act of 1933, as amended, and are also deemed filed pursuant to Rule 14a-12 under the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 2, 2014

By:	/s/ John V. Del Col
Name:	John V. Del Col
Title:	General Counsel & Secretary

6